Exhibit 32.2
CERTIFICATION BY CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Cheniere Energy Partners, L.P. (the “Partnership”) on Form 10-Q for the quarter ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Wortley, Chief Financial Officer of Cheniere Energy Partners GP, LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 5, 2016

/s/ Michael J. Wortley
Michael J. Wortley
Chief Financial Officer of
Cheniere Energy Partners GP, LLC, the general partner of
Cheniere Energy Partners, L.P.